KREIDO BIOFUELS, INC.

3625 Cove Point Drive

Salt Lake City, Utah 84109

April  27, 2018

Jay Ingram

Legal Branch Chief

Office of Manufacturing and Construction

Division of Corporation Finance

Securities and Exchange Commission

100 F Street, NW

Washington DC, 20549

Re: Kreido Biofuels, Inc. Registration Statement on Form 10, file number 000-55909

Dear Mr. Ingram:

Thank you for your review of  amendment 2 to the Form 10 filed by Kreido Biofuels, Inc. (“Kreido”). As President of Kreido, I respond to your numbered comments in connection with this Amendment to the Form 10.

Item 9. Market Price of and Dividends of the Registrant’s Common Equity, page 6

1. We note your response to comment four. Please expand your discussion to disclose the source of your quotations for your common stock. Please see Item 201(a)(1)(iii) of

Regulation S-K.

The disclosure has been revised to refer to Nasdaq.com as the source.

Item 15. Financial Statements and Exhibits, page 8

2. We reissue comment three.  Please file the agreement as an exhibit to the registration statement.  In addition please update the exhibit index as necessary.

The board resolution containing the agreement has been filed as an exhibit and the exhibit index has been updated.

Note 4 – Stockholders’ Equity

We have revised the disclosure to state that there were 52,720,992 shares of common stock outstanding as of December 31, 2016

Note 9  – Subsequent Events

The following has replaced the prior disclosure

The Company evaluated subsequent events up through February 23, 2018 the date these financial statements were issued. There have been no subsequent events after December 31, 2017 for which disclosure is required.

Sincerely,

/s/ G. Reed Petersen, President